股权质押合同
Share Pledge Agreement

本股权质押合同(下称“本合同”)由下列各方于2016年4月26日在北京签订：
This Share Pledge Agreement (this "**Agreement**") has been executed by and among the following Parties on April 26, 2016 in Beijing:

甲方： 北京盈信益嘉网络科技有限公司（下称“质权人”）
地址： 北京市怀柔区怀北镇怀北路308号
Party A: **Beijing Yingxin Yijia Network Technology Co., Ltd.** (hereinafter "**Pledgee**")
Address: No. 308, Huaibei Road, Huaibei Town, Huairou District, Beijing

乙方： （下称“出质人”）
Party B: (hereinafter "**Pledgor**")

林建欣
身份证号码： 350581198308041514
LIN Jianxin
ID Number: 350581198308041514

黄少勇
身份证号码： 35058119890712053X
HUANG Shaoyong
ID Number: 35058119890712053X

丙方： 圣盈信（北京）管理咨询有限公司
地址： 北京市朝阳区东三环中路1号1幢1单元1501内13-14单元
Party C: **Sheng Yingxin (Beijing) Management Consulting Co., Ltd.**
Address: Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。
In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a "**Party**" respectively, and they shall be collectively referred to as the "**Parties**".

鉴于：
Whereas,

1. 出质人为中华人民共和国（下称“中国”）公民，其合计拥有丙方100%的股权，其中，林建欣持有丙方99%的股权，黄少勇持有丙方1%的股权。丙方是一家在中国北京注册的有限责任公司。丙方承认出质人和质权人在本合同项下各自的权利和义务并同意提供任何必要的协助登记该质权；
   Pledgor is the citizen of the People's Republic of China ("**China**"), and collectively holds 100 % of the equity interest in Party C, among which, LIN Jianxin holds 99% of the equity interest in Party C and HUANG Shaoyong holds 1% of the equity interest in Party C. Party C is a limited liability company registered in Beijing, China. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee

under this Agreement, and agrees to provide any necessary assistance in registering the Pledge;

2. 质权人是一家在中国北京注册的外商独资企业。质权人和丙方于 2016 年 4 月 26 日签订了独家业务合作协议；
Pledgee is a Wholly Foreign Owned Enterprise registered in Beijing, China. Pledgee and Party C have executed an Exclusive Business Cooperation Agreement on April 26, 2016;

3. 为保证质权人从丙方处收取丙方到期应付的所有付款，包括但不限于咨询和服务费，出质人以其在丙方中拥有的所有股权为独家业务合作协议项下丙方咨询和服务费付款的质押担保。
To ensure that Pledgee collects all payments due by Party C, including without limitation the consulting and service fees regularly from Party C, Pledgor hereby pledge all of the equity interest they hold in Party C as security for Party C's payment of the consulting and service fees under the Exclusive Business Cooperation Agreement.

1. <u>定义</u>
<u>Definitions</u>

除非本合同另有规定，下列词语应具有如下含义：
Unless otherwise provided herein, the terms below shall have the following meanings:

1.1 "质权"应指出质人根据本合同第 2 条授予质权人的担保权益，即质权人以股权的转换、拍卖或出售价款优先受偿的权利。
"Pledge" shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2 "股权"应指出质人在丙方中合法现在持有和今后取得的所有股权。
"Equity Interest" shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3 "质押期限"应指本合同第 3 条规定的期限。
"Term of Pledge" shall refer to the term set forth in Section 3 of this Agreement.

1.4 "业务合作协议"应指出质人部分拥有的质权人和丙方于 2016 年 4 月 26 日签订的独家业务合作协议。
"Business Cooperation Agreement" shall refer to the Exclusive Business Cooperation Agreement executed by and between Pledgee and Party C, partially owned by Pledgor on April 26, 2016.

1.5 "违约事件"应指本合同第 7 条列明的任何情况。
"Event of Default" shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6 "违约通知"应指质权人根据本合同发出的宣布违约事件的通知。
"Notice of Default" shall refer to the notice issued by Pledgee in accordance with this

Agreement declaring an Event of Default.

2. <u>质权</u>
<u>The Pledge</u>

2.1 作为对丙方欠付的任何或所有付款(包括但不限于根据业务合作协议应支付给质权人的咨询和服务费在到期应付时(无论是在规定的到期日、通过提前还款或以其他方式),以下合称"**担保债权**")即时和完整的支付和履行的抵押担保品,出质人特此将其所持有的丙方合计5000万元人民币的注册资本(包括出质人现在拥有的合计构成丙方的100%注册资本(出资额)和与之相关的所有股权权益,以及出质人今后可能取得的丙方的其他注册资本(出资额)和与之相关的所有股权权益)以第一优先质押的方式质押给质权人,其中,林建欣的担保债权金额为人民币4950万元,黄少勇的担保债权金额为人民币50万元。
As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement (collectively, the "**Secured Debts**"), Pledgor hereby pledges to Pledgee a first security interest in the registered capital of RMB50,000,000 of Party C owned by the Pledgor (including the 100% registered capital (amount of capital contribution) currently owned by the Pledgor and all relevant equity interest, as well as other registered capital (amount of capital contribution) and all relevant equity interest, which may be obtained by the Pledgor in the future), among which, the amount of Secured Debts of LIN Jianxin is RMB49,500,000, and the amount of Secured Debts of HUANG Shaoyong is RMB500,000.

2.2 在质押期限(定义见下文)内,质权人有权收取因股权而产生的任何股息或其他可分配利益。
The Pledgee is entitled to collect dividends or other distributions, if any, arising from the Equity Interest during the Term of the Pledge (as defined below).

3. <u>质押期限</u>
<u>Term of Pledge</u>

3.1 质权应自其在丙方所在地的工商行政管理部门("**登记机关**")登记成立之日起生效,该质权的期限("**质押期限**")直至最后一笔被该质权所担保义务被偿付或者履行完毕时终止。各方同意,在本合同签署后,出质人和甲方应立即(在任何情况下均不得迟于本合同签署日后第60天)依据《工商行政管理机关股权出质登记办法》向登记机关提出股权出质设立登记申请。各方进一步同意,在登记机关正式受理股权出质登记申请之日起十五(15)日内,办理完全部股权出质登记手续、获得登记机关颁发的登记通知书,并由登记机关将股权出质事宜完整、准确地记载于股权出质登记簿上。
The Pledge shall become effective as of the date when the pledge of the Equity Interest is registered with the local administration of industry and commerce (the "**Registration Authority**"). The Term of the Pledge (the "**Term of Pledge Authority**") shall end when the last obligation secured by the Pledge is paid or fully fulfilled. The Parties agree that, promptly after the execution of this Agreement (but in no event later than 60 days from the execution date of this Agreement), Pledgor and Party A shall submit their application for pledge registration to the Registration

Authority in accordance with *the Measures on Share Pledge Registration with the Administration of Industry and Commerce*. The Parties also agree that within fifteen (15) days as of the Registration Authority officially commences the acceptance of equity pledge application, Pledgor and Party C shall complete the pledge registration procedure, obtain the pledge registration notice and completely and accurately register the Pledge of Equity Interest on the Pledge Registration Book of the Registration Authority.

3.2 在质押期限内，如丙方未按业务合作协议支付独家咨询或服务费或未履行该协议的其它方面，质权人应有权但无义务按本合同的规定处置该质权。
During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with or fails to perform under the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4. 受质权规限的股权记录的保管
Custody of Records for Equity Interest subject to Pledge

4.1 在本合同规定的质押期限内，出质人应在质权登记成立之日起一周内将股权出资证明书及记载质权的股东名册（以及质权人合理要求的其他文件，包括但不限于工商行政管理部门颁发的质权登记通知书）原件交付质权人保管。质权人应在本合同规定的整个质押期限期间一直保管该等项目。
During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge (and other documents reasonably requested by the Pledgee, including without limitation the notice of registration of the Pledge issued by relevant administration of industry and commerce) within one week from the date the Pledge is registered. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2 在质押期限内，质权人应有权收取股权所产生的股息。
Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5. 出质人和丙方的陈述和保证
Representations and Warranties of Pledgor and Party C

出质人向质权人陈述和保证如下：
The Pledgor Represent and Warrant to the Pledgee that:

5.1 出质人是股权的唯一的法定所有人和受益所有人，除受限于出质人与质权人另行签订的协议外，其对股权享有合法、完全、充分的所有权。
Pledgor is the sole legal and beneficial owners of the Equity Interest. Except for being subject to other agreements entered into by the Pledgor and the Pledgee, the Pledgor enjoys legal and complete ownership of the Equity Interest.

5.2 质权人应有权按本合同列明的规定处置和转让股权。
Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3 除质权之外，出质人未在股权上设置任何担保权益或其他产权负担，股权的所有权不存在任何争议，未受扣押或其他法律程序的限制或存在类似的威胁，依所适用的法律可以用于质押和转让。
Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest. There are no controversies over the ownership of the Equity Interest. The Equity Interest is not seized or subject to any other legal proceedings or similar threats, and is good for transfer and pledging according to applicable laws.

5.4 出质人签署本合同及行使其在本合同下的权利，或履行其在本合同下的义务，不会违反任何法律、法规、出质人作为一方任何协议或合同、或出质人向任何第三方所作的任何承诺
The Pledgor's execution of this Agreement and exercise of its rights under this Agreement (or fulfillment of its obligations under this Agreement) will not breach any laws, regulations, and agreements or contracts to which the Pledgor is a party, or any promise the Pledgor has made to any third parties.

5.5 出质人向质权人提供的所有文件、资料、报表和凭证等是准确、真实、完整和有效的。
All documents, materials, statements and certificates provided by the Pledgor to the Pledgee are accurate, true, complete and valid.

丙方向质权人陈述和保证如下：
Party C Represent and Warrant to the Pledgee that:

5.6 丙方是根据中国法律注册成立并合法存续的有限责任公司，具有独立法人资格；具有完全、独立的法律地位和法律能力签署、交付并履行本合同。
Party C is a limited liability company registered under the laws of China and legally exists. Party C has the qualification of an independent legal person, enjoys complete and independent legal status and the legal capacity to sign, deliver and fulfill this Agreement.

5.7 本合同经丙方适当签署，对丙方构成合法、有效和具有约束力的义务。
Upon due execution of Party C, this Agreement constitute legal, effective and binding obligation on Party C.

5.8 丙方拥有签订和交付本合同及其它所有与本合同所述交易有关的文件的丙方内部的完全权利和授权，其拥有完成本合同所述交易的完全权利和授权。
Party C has the complete internal right and authorization to sign and deliver this Agreement and all other documents relating to the transactions contemplated under this Agreement. Party C has the complete right and authorization to complete the transactions contemplated under this Agreement.

5.9 对于丙方拥有的资产不存在任何重大的、可能影响质权人在股权中的权利和利益的任何担保权益或其他产权负担(包括但不限于对丙方的任何知识产权或者任何价值在人民币 10 万元以上的资产的转让，或者附加于该等资产上的任何产权或使用权负担）。
Regarding the assets owned by Party C, there are not any guarantee interests or any

other encumbrance on property rights that are substantial and may impact the Pledgee's right and interests in the Equity Interest (including without limitation transfer of any of Party C's intellectual properties or any assets with an a value equaling or over RMB100,000, or any encumbrance on the ownership or right to use of such assets).

5.10 在任何法院或仲裁庭均没有针对股权、丙方或其资产的未决的或就公司所知有威胁的诉讼、仲裁或其它法律程序求，同时在任何政府机构或行政机关亦没有任何针对股权、丙方或其资产的未决的或就丙方所知有威胁的行政程序或行政处罚，将对丙方的经济状况或出质人履行本合同项下之义务和担保责任的能力有重大的或不利的影响。
In any court or arbitration tribunal there are no pending (or, as far as Party knows, threatening) litigation, arbitration or other legal proceedings against the Equity Interest, Party C or its assets, and in any governmental agencies or departments the are no pending (or, as far as Party knows, threatening) administrative proceedings or penalties against the Equity Interest, Party C or its assets, which may substantially and adversely impact Party C's economic condition or the Pledgor's ability to fulfill their obligations and guarantee liabilities under this Agreement.

5.11 丙方兹同意就所有或任一出质人在本合同项下所作的陈述和保证向质权人承担连带责任。
Party C hereby agrees that it is jointly and severally liable to the Pledgee for all representations and warranties made by any and all of the Pledgor under this Agreement.

5.12 丙方兹向质权人保证上述陈述和保证在本合同义务被全部履行或担保债权被完全清偿前的任何时候的任何情形下，都将是真实的和正确的，并将被完全地遵守。
Party C hereby warrants to the Pledgee that, at any time and under any circumstances prior to complete fulfillment of the obligations under this Agreement or the secured debts being fully repaid, the aforementioned representations and warranties are true and accurate and will be fully complied with.

6. <u>出质人和丙方的承诺和进一步同意</u>
<u>Covenants and Further Agreements of Pledgor</u>

出质人的承诺和进一步同意如下
The covenants and further agreements of the Pledgor are set forth below.

6.1 在本合同有效期期间，出质人特此向质权人承诺，出质人应：
Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1 除履行由出质人、质权人和丙方于2016年4月26日签订的独家购买权合同外，未经质权人事先书面同意，不得进行或同意他人进行转让全部或任何部分的股权、设置或允许存在可能影响质权人在股权中的权利和利益的任何担保权益或其他产权负担；
not transfer (or agree to others' transfer of) all or any part of the Equity Interest, place or permit the existence of any security interest or other encumbrance that may affect the Pledgee's rights and interests in the Equity

Interest, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, Pledgee and Party C on April 26, 2016;

6.1.2 遵守适用于权利质押的所有法律和法规的规定，在收到有关主管机关（或者任何其他有关方面）就质权发出或制定的任何通知、命令或建议后 5 日内，应向质权人出示上述通知、命令或建议，并应遵守上述通知、命令或建议或者按照质权人的合理要求或经质权人同意就上述事项提出反对意见和陈述；
comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities (or any other relevant parties) regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3 将可能对质权人对股权或其任何部分的权利具有影响的任何事件或出质人收到的通知、以及可能对产生于本合同中的出质人的任何保证及其他义务具有影响的任何事件或出质人收到的通知立即通知质权人。
promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2 出质人同意，质权人按本合同取得的对质权的权利不得被出质人或出质人的任何继承人或代表或任何其他人通过法律程序中断或妨害。
Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3 为保护或完善本合同对支付业务合作协议项下的咨询和服务费、对履行业务合作协议而授予的担保权益，出质人特此承诺，将真诚签署并促使在质权中有利益的其他当事人签署质权人所要求的所有证书、协议、契据和/或承诺。出质人还承诺，将进行并促使在质权中有利益的其他当事人进行质权人所要求的作为，促进质权人行使其本合同授予其的权利和授权，并与质权人或质权人的指定人(自然人/法人)签署关于股权所有权的所有有关文件。出质人承诺，将在合理期间内向质权人提供质权人所要求的关于质权的所有通知、命令及决定。
To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under and performance under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural/legal persons). Pledgor undertakes to provide Pledgee within a reasonable

time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4 出质人特此向质权人承诺，将遵守和履行本合同项下的所有保证、承诺、协议、陈述及条件。如出质人未能或部分履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此导致的所有损失。
Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5 如本合同项下质押的股权因任何原因受到法院或其他政府部门实施的任何强制措施，出质人应尽其一切的努力，包括(但不限于)向法院提供其他保证或采取其他措施，解除法院或其他部门对股权所采取的该等强制措施。
If the Equity Interest pledged under this Agreement is, for any reason, subject to mandatory measures imposed by the court of law or other governmental departments, the Pledgor shall try their best to release such mandatory measures imposed by the court of law or other governmental departments, including without limitation providing to the court of law other kinds of security or other measures.

6.6 若股权有任何价值减少的可能，足以危害质权人权利的，质权人可以要求出质人提供额外的抵押或担保，出质人不提供的，质权人可以随时拍卖或者变卖股权，并将拍卖或者变卖所得的价款用于提前清偿担保债权或者提存；由此所发生之任何费用全部由出质人承担。
If there is a possibility that the value of the Equity Interest will be decreased and such decrease is sufficient to harm the rights and interests of the Pledgee, the Pledgee may request the Pledgor to provide additional collateral or security. If the Pledgor refuses to provide such security, the Pledgee may, at any time, sell the Equity Interest or put it up for auction, and use the monies obtained from such sale or auction to settle the Secured Debts in advance or put such monies under custody; all expenses therefore occurred shall be borne by the Pledgor.

6.7 未经质权人事先书面同意，出质人以及/或者丙方不得自行（或者协助他方）增加、减少、转让丙方的注册资本（或者其对丙方的出资额）或对之（包括股权）设置任何权利负担。在遵从这一规定前提下，出质人在本合同日期之后登记及获得的丙方股权称为“额外股权”。出质人和丙方应在出质人取得额外股权时立即与质权人就额外股权签署补充股权质押协议，促使丙方董事会和丙方股东会批准该补充股权质押协议，并应向质权人提交补充股权质押协议所需的全部文件，包括但不限于：(a) 丙方出具的关于额外股权的股东出资证明书的原件；以及 (b) 中国注册会计师出具的关于额外股权的验资报告经验证复印件。出质人和丙方应按照本合同第 3.1 条的规定办理额外股权的出质设立登记。
Without the prior written consent from the Pledgee, the Pledgor and/or Party C shall not (by themselves or assisting others to) increase, decrease or transfer the registered capital of Party C (or their capital contribution to Party C) or impose any encumbrances on it, including the Equity Interest. Subject to the forgoing provision, any equity interest which is registered and obtained by the Pledgor subsequent to the date of this Agreement shall be called "Additional Equity Interest". The Pledgor and Party C shall, immediately after the Pledgor obtains the Additional Equity Interest, enter with the Pledgee supplemental share pledge agreement for the Additional

Equity Interest, make the board of directors and shareholders meeting of Party C approve the supplemental share pledge agreement, and deliver to the Pledgee all documents necessary for the supplemental share pledge agreement, including without limitation (a) the original certificate issued by Party C about shareholders' capital contribution relating to the Additional Equity Interest; and (b) the verified photocopy of the capital contribution verification report (issued by certified public accountant in China) regarding the Additional Equity Interest. The Pledgor and Party C shall, according to Article 3.1 of this Agreement, handle the pledge registration procedures relating to the Additional Equity Interest.

6.8 除非质权人事前出具书面的相反指示，出质人以及/或者丙方同意，如果股份的部分或全部在出质人与任何第三方（“股份受让方”）之间发生违反本合同的转让，则出质人以及/或者丙方应确保股份受让方无条件承认质权并履行必要的出质变更登记手续（包括但不限于签署有关文件），以确保质权的存续。
Unless otherwise instructed by the Pledgee in writing, the Pledgor and/or Party C agree that, if part of or all of the Equity Interest is transferred between the Pledgor and any third parties in violation of this Agreement (“**Transferee of the Equity Interest**”), then the Pledgor and/or Party C shall ensure that the Transferee or the Equity Interest will unconditionally recognize the Pledge and follow necessary procedures for modification of the registration of the Pledge (including without limitation signing relevant documents) so as to ensure the continued existence of the Pledge.

6.9 如果质权人向丙方提供的贷款，则出质人以及/或者丙方同意以股权为质押物向质权人授予质权以担保该进一步贷款，并且按照法律、法规或当地惯例的要求(如有）尽快履行相关的手续，包括但不限于签署相关文件和办理相关出质设立（或变更）登记手续。
If the Pledgee provides to Party C loan of monies, the Pledgor and/or the Party C agree to pledge the Equity Interest to the Pledgee for security of such additional loan of monies, and to follow procedures as soon as possible according to relevant laws, regulations or local practice (if any), including without limitation executing relevant documents and completing registration procedures for setting up (or modification) of a pledge.

丙方的承诺和进一步同意如下：
The covenants and further agreements of Party C are set forth below.

6.10 若就本合同的签署和履行及本合同项下之股权质押须获得任何第三人的同意、许可、弃权、授权或任何政府机构的批准、许可、豁免或向任何政府机构办理登记或备案手续(如依法需要)，则丙方将尽力协助取得并保持其在本合同有效期内充分有效。
If, for the execution of this Agreement and Pledge under this Agreement, it is necessary to obtain any third party consent, approval, waiver or authorization, any governmental approval, license or waiver, or complete registration procedures in any governmental departments (as required by the law), then Party C will try its best to assist in obtain the same and cause it to remain in effect during the term of this Agreement.

6.11 未经质权人的事先书面同意，丙方将不会协助或允许出质人在股权上设立任何新的质押或授予其它任何担保权益，亦不会协助或允许出质人将股权转让。

Without prior written consent of the Pledgee, Party C will not assist or allow the Pledgor to set up any new pledges or grant other security over the Equity Interest, nor will Party C assist or allow the Pledgor to transfer the Equity Interest.

6.12 丙方同意和出质人共同严格遵守本合同 6.7 条、6.8 条与 6.9 条项下规定的义务。
Party C agrees to, jointly with the Pledgor, strictly comply with Article 6.7, Article 6.8 and Article 6.9 of this Agreement.

6.13 未经质权人事先书面同意，丙方不得进行转让丙方资产或者在丙方资产上设置或允许存在可能影响质权人在股权中的权利和利益的任何担保权益或其他产权负担（包括但不限于对丙方的任何知识产权或者任何价值在人民币 50 万元以上的资产的转让，或者附加于该等资产上的任何产权或使用权负担）。
Without prior written consent of the Pledgee, Party C shall not transfer its assets or set up (or allow the existence of) any security or encumbrances on property rights that may affect the Pledgee's rights and interests in the Equity Interest (including without limitation transfer of any of Party C's intellectual properties or any assets with an a value equaling or over RMB 500,000, or any encumbrance on the ownership or right to use of such assets).

6.14 当有任何法律诉讼、仲裁或其它请求发生，而可能会对丙方、股权或质权人在合作系列协议（包括但不限于《业务合作协议》)及本合同项下的利益有不利影响时，丙方保证将尽快和及时地书面通知质权人，并根据质权人的合理要求，采取一切必要措施以确保质权人对股权的质押权益。
Where there are any litigations, arbitrations or any other claims, which may adversely impact party C, the Equity Interest, or the Pledgee's interests under the series of the cooperation agreements (including without limitation the Business Cooperation Agreement) and this Agreement, Party C shall, as soon as possible, send timely notice to the Pledgee and according to reasonable requests of the Pledgee take all necessary measures to protect the Pledgee's interests in the Equity Interest.

6.15 丙方不得进行或容许任何可能会对质权人在合作系列协议（包括但不限于《业务合作协议》)及本合同项下的利益或股权有不利影响之行为或行动。
Party C shall not conduct or allow any acts or actions that may adversely impact the Equity Interest or Pledgee's interest under the cooperation agreements (including without limitation the Business Cooperation Agreement) and this Agreement.

6.16 丙方将于每公历季度的第一个月内向质权人提供丙方此前一公历季度的财务报表，包括但不限于资产负债表、利润表和现金流量表。
Party C shall, during the first month of each quarter, provide to the Pledgee its financial statements for the proceeding quarter, including without limitation its balance sheets, profit statements and cash flow statements.

6.17 丙方保证根据质权人的合理要求，采取一切必要措施及签署一切必要文件，以确保质权人对股权的质押权益及该等权益的行使和实现。
Party C shall, pursuant to the Pledgee's reasonable requests, take all necessary measures and sign all necessary documents so as to ensure and protect the Pledgee's rights over the Equity Interest and realization of them.

6.18 如果由于本合同项下质权的行使而引起任何股权的转让，丙方保证采取一切措施以完成该等转让。

If the exercise of the Pledge under this Agreement results to any transfer of the Equity Interest, Party C agrees and warrants that it will take all measures to effect such transfer.

7. **违约事件**
Event of Default

7.1 下列情况均应被视为违约事件：
The following circumstances shall be deemed Event of Default:

7.1.1 丙方未能足额支付业务合作协议项下应付的咨询和服务费，或者未能归还贷款，或者违反丙方在该协议项下的任何其他义务；
Party C fails to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement, or fail to repay its loan or breaches any other obligations of Party C thereunder;

7.1.2 出质人在本合同第 5 条所作的任何陈述或保证含有严重失实陈述或错误，和/或出质人违反本合同第 5 条的任何保证；
Any representation or warranty by Pledgor in Article 5 of this Agreement contains material misrepresentations or errors, and/or Pledgor violates any of the warranties in Article 5 of this Agreement;

7.1.3 出质人和丙方未能按第 3.1 条中的规定完成登记机关的股权出质登记；
Pledgor and Party C fail to complete the registration of the Pledge with Registration Authority;

7.1.4 出质人和丙方违反本合同的任何规定；
Pledgor and Party C breach any provisions of this Agreement;

7.1.5 除第 6.1.1 条中明确规定外，出质人转让或意图转让或放弃质押的股权或者未经质权人书面同意而让予质押的股权；
Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.6 出质人对任何第三方的自身的贷款、保证、赔偿、承诺或其他债务责任(1)因出质人违约被要求提前偿还或履行；或(2)已到期但不能如期偿还或履行；
Any of Pledgor's own loans, guarantees, indemnifications, promises or other debt liabilities to any third party or parties (1) become subject to a demand of early repayment or performance due to default on the part of Pledgor; or (2) become due but are not capable of being repaid or performed in a timely manner;

7.1.7 使本合同可强制执行、合法和生效的政府机构的任何批准、执照、许可或授权被撤回、中止、使之失效或有实质性更改；
Any approval, license, permit or authorization of government agencies that makes this Agreement enforceable, legal and effective is withdrawn, terminated, invalidated or substantively changed;

7.1.8 适用的法律的颁布使本合同非法或使出质人不能继续履行其在本合同项下的义务；
The promulgation of applicable laws renders this Agreement illegal or renders it impossible for Pledgor to continue to perform its obligations under this Agreement;

7.1.9 出质人所拥有的财产出现不利变化，致使质权人认为出质人履行其在本合同项下的义务的能力已受到影响；
Adverse changes in properties owned by Pledgor, which lead Pledgee to believe that that Pledgor's ability to perform its obligations under this Agreement has been affected;

7.1.10 丙方的继承人或托管人只能部分履行或拒绝履行业务合作协议项下的支付责任；及
The successor or custodian of Party C is capable of only partially performing or refuses to perform the payment obligations under the Business Cooperation Agreement; and

7.1.11 质权人不能或可能不能行使其针对质权的权利的任何其他情况。
Any other circumstances occur where Pledgee is or may become unable to exercise its right with respect to the Pledge.

7.2 一经知悉或发现第7.1条所述的任何情况或可能导致上述情况的任何事件已经发生，出质人应立即相应地书面通知质权人。
Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非本第7.1条所列明的违约事件已经在质权人通知之日起三十（30）天内令质权人满意地得到完满解决，否则质权人可以在违约事件发生时或发生后的任何时候向出质人发出违约通知，要求出质人立即支付业务合作协议项下到期应付的所有未偿清付款及所有其他到期应付给质权人的付款，和/或归还贷款和/或按本合同第8条的规定处置质权。
Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within thirty (30) days of the Pledgee's notice, Pledgee may issue a Notice of Default to Pledgor in writing upon the occurrence of the Event of Default or at any time thereafter and demand that Pledgor immediately pays all outstanding payments due under the Business Cooperation Agreement, and/or repays loans and all other payments due to Pledgee, and/or disposes of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8. <u>质权的行使</u>
<u>Exercise of Pledge</u>

8.1 在业务合作协议完全履行及其所述的咨询和服务费足额偿还前，未经质权人书面同意，出质人不得转让质权或在丙方的股权。
Prior to the full performance and payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2 质权人行使质权时可向出质人发出违约通知。
Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3 受限于第 7.3 条的规定，质权人可在按第 7.2 条发出违约通知的同时或在发出违约通知之后的任何时候行使强制执行质权的权利。一旦质权人选择强制执行质权，出质人应不再拥有与股权有关的任何权利或利益。
Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge concurrently with the issuance of the Notice of Default in accordance with Section 7.2 or at any time after the issuance of the Notice of Default. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4 在违约时，在许可的范围内并根据适用法律，质权人有权依法处置质押的股权；质权人因行使其质权而收到的全部款项，在清偿被担保义务后若有剩余，则余款支付给出质人或有权收取该款项的人（不计利息）。
In the event of default, Pledgee is entitled to take possession of the Equity Interest pledged hereunder and to dispose of the Equity Interest pledged, to the extent permitted and in accordance with applicable laws; if, after satisfying all obligations secured, there is any balance in the monies collected by the Pledgee by enforcing the Pledge, then such balance shall be, without calculation of interests, paid to the Pledgor or other parties entitled to receive such balance.

8.5 当质权人依照本合同处置质权时，出质人和丙方应提供必要的协助，以使质权人能够根据本合同强制执行质权。
When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

8.6 一切与本合同项下股权质押的设定及质权人权利实现有关的实际开支、税费及全部法律费用等，应由出质人承担，法律规定由质权人承担的除外。
Unless otherwise provided by the law, all expenses, tax, charges and all legal fees relating to the establishment of the Pledge and enforcement of it shall be borne by the Pledgor.

9. <u>转让</u>
<u>Assignment</u>

9.1 未经质权人事先书面同意，出质人不得有权转让或转授其在本合同项下的权利和义务。
Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2 本合同应对出质人及其继任人和经许可的受让人均有约束力，并且应对质权人及其每一继任人和受让人有效。
This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3 在任何时候，质权人均可以将其在业务合作协议项下的任何及所有权利和义务转让给其指定人（自然人/法人），在该情况下，受让人应享有和承担质权人在本

合同项下的权利和义务，如同其是本合同的原始一方一样。当质权人转让业务合作协议项下的权利和义务时，应质权人要求，出质人应签署有关协议或与该等转让有关的其他文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4 如果因转让而导致质权人变更，应质权人要求，出质人应与新的质权人按与本合同相同的条款和条件签订一份新的质押合同。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

9.5 出质人应严格遵守本合同和本合同各方或其中任何一方共同或单独签署的其他合同的规定，包括独家购买权合同和授予质权人的授权委托书，履行在本合同和其他合同项下的义务，并不进行可能影响其有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对在本合同项下质押的股权的任何余下的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10. 终止 Termination

在业务合作协议完全履行及其项下的咨询和服务费足额支付之后，并且在丙方在业务合作协议项下的义务终止之后，本合同应终止，并且质权人应在合理切实可行范围内尽快注销或终止本合同。

Upon the full performance and payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

11. 手续费及其他费用 Handling Fees and Other Expenses

与本合同有关的所有费用及实际开支，包括但不限于律师费、工本费、印花税以及任何其他税收和费用均应由丙方承担。如果适用法律要求质权人须承担若干有关税收和费用，出质人应促使丙方全额偿还质权人已支付的税收和费用。

All fees and out of pocket expenses relating to this Agreement, including but not

limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C. If Applicable Laws requires that Pledgee should bear some related taxes and fees, Pledgor shall cause Party C to fully repay Pledgee the paid taxes and fees.

12. 保密责任 Confidentiality

各方承认，其就本合同而交换的任何口头或书面资料均属机密资料。每一方均应对所有该等资料予以保密，而在未得到其他各方书面同意前，其不得向任何第三方披露任何有关资料，除下列情况外：(a)公众知悉或将会知悉该等资料(但这并非由接受资料之一方向公众披露)；(b)适用法律或任何证券交易所的规则或规定要求披露之资料；或(c)由任何一方就本合同项下所规定的交易需向其法律顾问或财务顾问披露之资料，而该法律顾问或财务顾问亦需受与本条中义务相类似之保密义务约束。任何一方所雇用的工作人员或机构对任何保密资料的披露均应被视为该等一方对该等保密资料的披露，该一方应对违反本合同承担法律责任。无论本合同以任何理由终止，本条应继续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, it shall not disclose any relevant information to any third parties, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange; or (c) information required to be disclosed by any Party to its legal counsel or financial advisor regarding the transaction contemplated hereunder, and such legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

13. 管辖法律和争议解决 Governing Law and Resolution of Disputes

13.1 本合同的签署、生效、解释和履行，以及本合同项下争议的解决应受中国正式公布并可公开得到的法律管辖。对于中国正式公布并可公开得到的法律的未尽事宜，应受国际法律原则和惯例管辖。

The execution, effectiveness, construction, performance, and the resolution of disputes hereunder shall be governed by the formally published and publicly available laws of China. Matters not covered by formally published and publicly available laws of China shall be governed by international legal principles and practices.

13.2 如果因解释和履行本合同的规定发生任何争议，各方应诚意协商解决争议。如果在任何一方要求通过协商解决争议后 30 天之内各方未能就该等争议的解决达成一致，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在北京进行，仲裁使用的语言应为中文。仲裁裁决应是终局性的并对双方均有约束力。

In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission (**"CIETAC"**) for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on all Parties.

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时,除争议的事项外,本合同各方应继续行使其各自在本合同项下的权利并履行其各自在本合同项下的义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14. **通知**
Notices

14.1 根据本合同所要求或允许发出的所有通知和其他通信应通过专人递送或者通过邮资预付挂号信、商业快递服务或传真发到该等一方的下列地址。每份通知还应再以电子邮件发送一份确认件。该等通知视为有效送达的日期应按如下方式确定:

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1 通知如果是通过专人递送、快递服务或邮资预付挂号信发出的,则应视为在通知的指定收件地址于发送或拒收之日有效送达。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是通过传真发出的,则应视为于成功传送之日有效送达(应以自动生成的传送确认信息为证)。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的,各方地址如下:

For the purpose of notices, the addresses of the Parties are as follows:

甲方: 北京盈信益嘉网络科技有限公司
Party A: **Beijing Yingxin Yijia Network Technology Co., Ltd.**

地址：　北京市怀柔区怀北镇怀北路 308 号
Address:　No. 308, Huaibei Road, Huaibei Town, Huairou District, Beijing
收件人：
Attn:
电话：
Phone:

乙方：
Party B:

林建欣
LIN Jianxin
地址：　北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address:　Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
电话：
Phone:

黄少勇
HUANG Shaoyong
地址：　北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address:　Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
电话：
Phone:

丙方：　**圣盈信（北京）管理咨询有限公司**
Party B:　**Sheng Yingxin (Beijing) Management Consulting Co., Ltd.**
地址：　北京市朝阳区东三环中路 1 号 1 幢 1 单元 1501 内 13-14 单元
Address:　Unit 13-14, NO. 1501, Unit 1, Block 1, NO. 1 East Third Ring Middle Road, Chaoyang District, Beijing
收件人：
Attn:
电话：
Phone:

14.3 任何一方均可按本条条款通过向其他各方发出通知随时更改其通知的收件地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15. <u>分割性</u>
<u>Severability</u>

如果本合同有一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可强制执行，则本合同其余规定的有效性、合法性或可强制执行性不应在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代该等无效、不合法或不可强制执行的规定，而该等有效的规定所产生的经济效果应尽可能与该些无效、不合法或不可强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16. <u>附件</u>
<u>Attachments</u>

本合同所列附件应为本合同不可分割的组成部分。
The attachments set forth herein shall be an integral part of this Agreement.

17. <u>生效</u>
<u>Effectiveness</u>

17.1 本合同的任何修订、更改和补充均应书面作出，并且在经各方签字或盖章并完成政府登记程序（如适用）后生效。本合同构成各方就本合同拟议事项的完整理解和合意，并且，自本合同签署之日，本合同全面取代各方此前就本合同拟议事项达成的任何其他书面或口头协议，包括但不限于各方于 2016 年 2 月 17 日签署的《股权质押合同》。
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental registration procedures (if applicable) after the affixation of the signatures or seals of the Parties. This Agreement constitutes the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing among the Parties, including without limitation, the Share Pledge Agreement, entered into by and among the Parties on February 17, 2016, are expressly canceled and superseded by the Agreement in its entirety as of the date of this Agreement.

17.2 本合同以中文和英文书就，一式四（4）份。出质人、质权人和丙方应各持一（1）份，并报登记机关一（1）份。本合同每份均具有同等的效力。中文版本和英文版本如有冲突，应以中文版本为准。
This Agreement is written in Chinese and English in four (4) copies. Each of the Pledgor, Pledgee and Party C shall hold one (1) copy, respectively; and one (1) copy shall be submitted to the Registration Authority. Each copy of this Agreement shall have equal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

[以下无正文]
[The space below is intentionally left blank.]

有鉴于此，各方已促使其授权代表于文首所述日期签署了本股权质押合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

甲方：北京盈信益嘉网络科技有限公司（盖章）
Party A: Beijing Yingxin Yijia Network Technology Co., Ltd. (Seal)

签署：
By: ______________________
姓名：林建欣
Name: LIN Jianxin
职务：法定代表人
Title: Legal Representative

有鉴于此，各方已促使其授权代表于文首所述日期签署了本股权质押合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

甲方：北京盈信益嘉网络科技有限公司（盖章）
Party A: Beijing Yingxin Yijia Network Technology Co., Ltd. (Seal)

签署：
By: ______________________
姓名：林建欣
Name: LIN Jianxin
职务：法定代表人
Title: Legal Representative

有鉴于此，各方已促使其授权代表于文首所述日期签署了本股权质押合同，以昭信守。
IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Share Pledge Agreement as of the date first above written.

丙方：　圣盈信（北京）管理咨询有限公司（盖章）
Party C: Sheng Yingxin (Beijing) Management Consulting Co., Ltd. (Seal)

签署：
By: ____________________
姓名：林建欣
Name: LIN Jianxin
职务：法定代表人
Title: Legal Representative

附件：
Attachments:

1. 圣盈信（北京）管理咨询有限公司股东名册
   Shareholders' register of Sheng Yingxin (Beijing) Management Consulting Co., Ltd.

2. 独家业务合作协议
   Exclusive Business Cooperation Agreement